UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2010

KUNEKT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53561	26-1173212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 North Curry Street Carson City, Nevada		89703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 458-6358

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KUNEKT CORPORATION

September 3, 2010

Item 7.01. Regulation FD Disclosure.

In respect of the Registrant’s U.S. Patent Application No. 11/809,031, filed with the United States Patent and Trademark Office on May 31, 2007, and entitled "Method And System For Processing Financial Transactions Using Multiple Financial Accounts", the Registrant has abandoned this patent application and at this time, has no intention to file a new patent application.

This Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KUNEKT CORPORATION

Date: September 3, 2010	By:	/s/ Mark Bruk
Mark Bruk
President and Chief Executive Officer